Q3 2023 SUPPLEMENTAL F INANCIAL & OPERATING INFORMATION Four Corners Property Trust N Y S E : F C P T

Cautionary note regarding forward-looking statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward- looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward-looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2022 and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission. Notice regarding non-GAAP financial measures: The information in this communication contains and refers to certain non-GAAP financial measures, including FFO and AFFO. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the Investors section of our website at www.fcpt.com, and on page 18 of this presentation. F O R W A R D L O O K I N G S T A T E M E N T S A N D D I S C L A I M E R S Q 3 2 0 2 3

Q 3 2 0 2 3 3 CONTENTS 1 F I N A N C I A L S U M M A R Y P G 3 2 R E A L E S T A T E P O R T F O L I O S U M M A R Y P G 1 2 3 E X H I B I T S P G 1 7

CONSOLIDATING **BALANCE SHEET**

($000s, except shares and per share data) Unaudited	As of 9/30/2023 Real Estate Operations	As of 9/30/2023 Restaurant Operations	As of 9/30/2023 Elimination	As of 9/30/2023 Consolidated FCPT	As of 12/31/2022 Consolidated FCPT
ASSETS					
Real estate investments:					
Land	$ 1,228,487	$ 7,456	$ -	$ 1,235,943	$ 1,115,827
Buildings, equipment and improvements	1,685,057	15,456	-	1,700,513	1,539,875
Total real estate investments	2,913,544	22,912	-	2,936,456	2,655,702
Less: accumulated depreciation	(722,565)	(7,449)	-	(730,014)	(706,702)
Real estate investments, net	2,190,979	15,463	-	2,206,442	1,949,000
Intangible lease assets, net	122,132	-	-	122,132	106,206
Total real estate investments and intangible lease assets, net	2,313,111	15,463	-	2,328,574	2,055,206
Real estate held for sale	3,150	-	-	3,150	7,522
Cash and cash equivalents	4,743	932	-	5,675	26,296
Straight-line rent adjustment	63,844	-	-	63,844	61,027
Deferred tax assets	-	1,221	-	1,221	988
Other assets	17,866	4,272	-	22,138	12,272
Derivative assets	31,292	-	-	31,292	35,276
Investment in subsidiary	16,503	-	(16,503)	-	-
Intercompany receivable	9	-	(9)	-	-
Total Assets	$ 2,450,518	$ 21,888	$ (16,512)	$ 2,455,894	$ 2,198,587
LIABILITIES AND EQUITY					
Liabilities:					
Term loan ($430,000, net of deferred financing costs)	$ 425,342	$ -	$ -	$ 425,342	$ 424,134
Revolving facility ($250,000 capacity)	30,000	-	-	30,000	-
Unsecured notes ($675,000, net of deferred financing costs)	670,756	-	-	670,756	571,343
Rent received in advance	13,204	-	-	13,204	11,710
Derivative liabilities	-	-	-	-	9
Dividends payable	30,724	-	-	30,724	29,064
Other liabilities	26,751	5,473	-	32,224	24,017
Intercompany payable	-	9	(9)	-	-
Total liabilities	$ 1,196,777	$ 5,482	$ (9)	$ 1,202,250	$ 1,060,277
Equity:					
Preferred stock	$ -	$ -	$ -	$ -	$ -
Common stock	9	-	-	9	9
Additional paid-in capital	1,235,247	16,503	(16,503)	1,235,247	1,104,522
Accumulated other comprehensive income (loss)	35,314	-	-	35,314	30,944
Noncontrolling interest	2,239	-	-	2,239	2,259
Retained earnings (accumulated deficit)	(19,068)	(97)	-	(19,165)	576
Total equity	$ 1,253,741	$ 16,406	$ (16,503)	$ 1,253,644	$ 1,138,310
Total Liabilities and Equity	$ 2,450,518	$ 21,888	$ (16,512)	$ 2,455,894	$ 2,198,587

Q3 2023

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Q 3 2 0 2 3 5 C O N S O L I D A T E D INCOME STATE ME NT ($000s, except shares and per share data) Unaudited 2023 2022 2023 2022 Revenues: Rental revenue 57,243$ 48,719$ 162,267$ 143,526$ Restaurant revenue 7,596 7,289 23,196 22,304 Total revenues 64,839 56,008 185,463 165,830 Operating expenses: General and administrative 5,498 4,917 17,153 14,884 Depreciation and amortization 13,418 10,588 37,411 30,420 Property expenses 2,916 1,999 8,742 5,835 Restaurant expenses 7,229 6,790 21,721 20,725 Total operating expenses 29,061 24,294 85,027 71,864 Interest expense (12,276) (9,177) (32,245) (26,583) Other income, net 283 164 809 250 Realized gain on sale, net 318 1,828 2,053 7,584 Income tax benefit (expense) 89 23 (50) (209) Net income 24,192 24,552 71,003 75,008 Net income attributable to noncontrolling interest (31) (34) (92) (105) Net Income Attributable to Common Shareholders 24,161$ 24,518$ 70,911$ 74,903$ Basic net income per share 0.27$ 0.30$ 0.81$ 0.93$ Diluted net income per share 0.27$ 0.30$ 0.80$ 0.92$ Regular dividends declared per share 0.3400$ 0.3325$ 1.0200$ 0.9975$ Weighted-average shares outstanding: Basic 90,366,861 81,884,974 87,872,205 80,797,829 Diluted 90,595,872 82,119,447 88,105,134 81,011,737 Three Months Ended September 30, Nine Months Ended September 30,

Q 3 2 0 2 3 6 F F O & A F F O RE CONCIL IATION ($000s, except shares and per share data) Unaudited 2023 2022 2023 2022 Net income 24,192$ 24,552$ 71,003$ 75,008$ Depreciation and amortization 13,382 10,558 37,308 30,322 Realized gain on sales of real estate (318) (1,828) (2,053) (7,584) FFO (as defined by NAREIT) 37,256$ 33,282$ 106,258$ 97,746$ Straight-line rental revenue (1,719) (1,648) (4,358) (4,939) Deferred income tax (benefit) expense1 (184) (118) (232) (57) Stock-based compensation 1,472 1,206 4,798 3,739 Non-cash amortization of deferred financing costs 592 496 1,720 1,460 Non-real estate investment depreciation 36 30 103 98 Other non-cash revenue adjustments 526 543 1,510 1,600 Adjusted Funds From Operations (AFFO) 37,979$ 33,791$ 109,799$ 99,647$ Fully diluted shares outstanding2 90,710,431 82,234,006 88,219,693 81,126,296 FFO per diluted share 0.41$ 0.40$ 1.20$ 1.20$ AFFO per diluted share 0.42$ 0.41$ 1.24$ 1.23$ Three Months Ended September 30, Nine Months Ended September 30,

NET ASSET VALUE **COMPONENTS**

Real Estate Portfolio as of 9/30/2023	Purchase Price ($000s)	# of Rental Leases	Total Square Feet (000s)	Avg. Rent Per Square Foot ($)	Tenant EBITDAR Coverage[1]	Lease Term Remaining (Yrs)[2]	Annual Cash Base Rent ($000s)[3]	% Total Cash Base Rent[(3)]
Darden	-	455	3,549	31	5.4x	7.0	111,200	51.6%
Other restaurant	-	400	1,905	32	2.8x	9.9	61,759	28.7%
Non-restaurant	-	275	1,996	21	3.4x	7.8	42,354	19.7%
Total Owned Portfolio	-	1,130	7,451	29	4.8x	8.0	215,314	100.0%
Q3 2023 Transaction Activity[4]								
Leases acquired	130,191	36	220	38	n/a	12.1	8,368	3.9%
Leases sold	11,215	2	18	42	n/a	20.8	(756)	(0.4%)

Tangible Assets		**Book Value ($000s)**
Cash, cash equivalents, and restricted cash	$	16,299
Other tangible assets		6,646
Total Tangible Assets	**$**	**22,945**

Debt		**Face Value ($000s)**
Term loan	$	430,000
Senior fixed rate notes		675,000
Revolving credit facility		30,000
Total Debt	**$**	**1,135,000**

Tangible Liabilities		**Book Value ($000s)**
Dividends payable	$	30,724
Rent received in advance, accrued interest, and other accrued expenses		36,192
Total Tangible Liabilities	**$**	**66,916**

Shares Outstanding	
Common stock (shares outstanding as of 9/30/2023)	90,565,195
Operating partnership units (OP units outstanding as of 9/30/2023)	114,559
Total Common Stock and OP Units Outstanding	**90,679,754**

Q3 2023
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Q 3 2 0 2 3 8 C A P I T I L I Z A T I O N & K E Y C R E D I T ME TRICS % of Market Capitalization Equity: Share price (9/30/2023) 22.19$ Shares and OP units outstanding (9/30/2023) 90,679,754 Equity Value 2,012,184$ 63.9% Debt: Term loan 430,000$ 13.7% Revolving credit facility 30,000 1.0% Unsecured notes 675,000 21.4% Total Debt 1,135,000$ 36.1% Total Market Capitalization 3,147,184$ 100.0% Less: cash and restricted cash (16,299) Implied Enterprise Value 3,130,885$ Dividend Data (fully diluted) Q3 2023 Common dividend per share1 $0.3400 AFFO per share $0.42 AFFO payout ratio 81.2% Credit Metrics Net Debt2 Adjusted EBITDAre 3 Ratio Net debt to Adjusted EBITDAre 1,118,701$ 198,105$ 5.6x Q3 2023 Capitalization ($000s, except shares and per share data)

Q 3 2 0 2 3 9 D E B T SUMMARY Note: Please see footnotes on page 20 regarding interest expense Debt Type Maturity Date Balance as of September 30, 2023 ($000s) % of Debt Cash Interest Rate as of September 30, 20234 Weighted Average Maturity (Yrs.) Credit Facility1 Revolving facility Nov-2025 30,000 2.6% 6.25% 2.1 Term loan Nov-2025 150,000 13.2% 3.62% 2.1 Term loan Nov-2026 100,000 8.8% 3.62% 3.1 Term loan Jan-2027 90,000 7.9% 3.57% 3.3 Term loan Jan-2028 90,000 7.9% 3.57% 4.3 Principal Amount 460,000$ Unsecured Notes2 A Jun-2024 50,000$ 4.4% 4.68% 0.7 C Dec-2026 50,000 4.4% 4.63% 3.2 B Jun-2027 75,000 6.6% 4.93% 3.7 D Dec-2028 50,000 4.4% 4.76% 5.2 G Apr-2029 50,000 4.4% 2.74% 5.6 E Jun-2029 50,000 4.4% 3.15% 5.7 F Apr-2030 75,000 6.6% 3.20% 6.5 I Mar-2031 50,000 4.4% 3.09% 7.5 H Apr-2031 50,000 4.4% 2.99% 7.6 J Mar-2032 75,000 6.6% 3.11% 8.5 K Jul-2033 100,000 8.8% 6.44% 9.8 Principal Amount 675,000$ Mortgages Payable3 None - - - - Total/Weighted Average 1,135,000$ 100.0% 3.98% 4.9 Unamortized Deferred Financing Costs Credit facility (4,658)$ Unsecured notes (4,244) Debt Carrying Value (GAAP) 1,126,098$ Fixed rate 1,025,000$ 90% Variable rate 110,000$ 10% Credit Rating (Fitch/Moody's): BBB/Baa3

$150 $100 $90 $90 $30 $220 $50 $75 $50 $0 $50 $150 $165 $140 $100 $75 $100 $75 $100 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Unsecured Notes Undrawn Revolver Drawn Revolver Unsecured Term Q 3 2 0 2 3 10 4.9-year Weighted average term for notes/term loans 90% Fixed rate debt 3.98% Weighted average cash interest rate $220 million Available on revolver 1 D E B T M A T U R I T Y SCHE DUL E

Q 3 2 0 2 3 11 D E B T COVE NANTS As of September 30, 2023 Covenants Q3 2023 Limitation on incurrence of total debt ≤ 60% of consolidated capitalization value 36.9% Limitation on incurrence of secured debt ≤ 40% of consolidated capitalization value 0.0% Fixed charge coverage ratio ≥ 1.50x 4.2x Limitation on unencumbered leverage ≤ 60% 37.1% Unencumbered interest coverage ratio ≥ 1.75x 4.7x Requirement The following is a summary of the key financial covenants for our unsecured credit facility. These calculations are not based on U.S. GAAP measurements and are presented to demonstrate compliance with current credit covenants

Q 3 2 0 2 3 12 1 F I N A N C I A L S U M M A R Y P G 3 3 E X H I B I T S P G 1 7 CONTENTS 2 R E A L E S T A T E P O R T F O L I O S U M M A R Y P G 1 2

Q 3 2 0 2 3 P R O P E R T Y L O C A T I O N S B Y BRAND Olive Garden (314) Longhorn Steakhouse (115) Chili’s (83) KFC (33) Buffalo Wild Wings (28) Caliber Collision (28) Burger King (21) WellNow Urgent Care (20) Red Lobster (19) Arby’s (17) NAPA Auto Parts (17) Starbucks (17) Bob Evans (15) Cheddar’s (13) Outback Steakhouse (13) Taco Bell (13) BJ’s Restaurant (12) Texas Roadhouse (12) Verizon (12) Tires Plus (11) Other (317) 1,130 Leases1 148 Brands 13

Q 3 2 0 2 3 14 1,130 Leases / 148 Brands Annual Base Rent of $215.3 million1 52% Darden Exposure 59% Investment Grade3 F C P T P O R T F O L I O B R A N D DIVE RSIF ICATION 10% 4% 8% 21% 9% 7% 3% 37% Other restaurants Auto service Medical retail Other retail FCPT Portfolio Brands Rank Brand Name Number Square Feet (000s) % of ABR 1 Olive Garden 314 2,673 37.0% 2 Longhorn Steakhouse 115 645 10.4% 3 Chili's 83 455 7.9% 4 Buffalo Wild Wings 28 171 2.5% 5 Cheddar's 13 112 2.2% 6 Red Lobster 19 138 1.8% 7 Caliber Collision 28 390 1.6% 8 Bahama Breeze 10 92 1.5% 9 KFC 33 95 1.5% 10 WellNow Urgent Care 20 78 1.5% 11 Burger King 21 68 1.4% 12 BJ's Restaurant 12 98 1.3% 13 Take 5 Car Wash 9 35 1.3% 14 Bob Evans 15 83 1.3% 15 Outback Steakhouse 13 88 1.0% 16 Oak Street Health 7 62 1.0% 17 Arby's 17 53 0.8% 18 Texas Roadhouse 12 88 0.8% 19 NAPA Auto Parts 17 120 0.8% 20 Starbucks 17 38 0.8% 21 Fresenius 10 80 0.7% 22 Aspen Dental 10 36 0.6% 23 Verizon 12 34 0.6% 24 Tires Plus 11 70 0.6% 25 National Tire & Battery 9 62 0.5% 26-148 Other 275 1,585 18.4% Total Lease Portfolio 1,130 7,451 100% Other 2

Q 3 2 0 2 3 WA OR CA MT ID NV AZ UT WY CO NM TX OK KS NE SD ND MN IA MO AR LA MS AL GA FL SC TN NC IL WI MI OHIN KY WV VA PA NY ME VT NH NJ DE MD MA CT RI G E O G R A P H I C DIVE RSIF ICATION ≥10.0% 5.0%–10.0% 3.0%–5.0% 2.0%–3.0% Annualized Base Rent1 (%) 1.0%–2.0% <1.0% No Properties 15 State % ABR Leases TX 10.1% 89 TN 4.0% 37 WI 2.3% 32 OK 1.8% 20 Other 7.9% 88 FL 9.0% 83 VA 2.8% 32 AL 2.2% 32 MO 1.8% 24 OH 7.2% 84 NY 2.7% 34 CA 2.1% 15 IA 1.7% 24 IL 6.8% 76 MD 2.7% 33 KY 2.0% 24 KS 1.4% 15 GA 5.3% 61 SC 2.5% 31 CO 2.0% 26 AZ 1.3% 14 IN 5.0% 73 PA 2.5% 23 LA 1.9% 23 MN 1.1% 11 MI 4.4% 62 NC 2.5% 32 MS 1.9% 24 NV 1.1% 8

Q 3 2 0 2 3 16 0.0% 1.7% 2.3% 2.9% 12.8% 11.9% 10.4% 10.0% 9.6% 7.0% 13.5% 1.6% 2.3% 3.4% 2.3% 2.3% 0.6% 1.4% 0.8% 1.7% 0.1% 1.4% 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 % A N N U A L I Z E D B A S E R E N T 1 99.8% occupied2 as of 9/30/2023 8.0 years weighted average lease term < 6.9% of rental income matures prior to 2027 L E A S E M A T U R I T Y S C H E D U L E

Q 3 2 0 2 3 17 2 R E A L E S T A T E P O R T F O L I O S U M M A R Y P G 1 2 3 E X H I B I T S P G 1 7 1 F I N A N C I A L S U M M A R Y P G 3CONTENTS

18 This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to annual cash base rent as of 9/30/2023 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses. Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt. We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non- GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non- GAAP measures may not be comparable to similarly titled measures employed by other REITs. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated quarterly by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the average trailing twelve brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ most recently reported EBITDAR by annual in-place cash base rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations (“AFFO”) is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with business combinations 2. Straight-line rent 3. Stock-based compensation expense 4. Non-cash amortization of deferred financing costs 5. Other non-cash interest expense (income) 6. Non-real estate investment depreciation 7. Merger, restructuring and other related costs 8. Impairment charges 9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives 10. Amortization of capitalized leasing costs 11. Debt extinguishment gains and losses 12. Non-cash expense (income) adjustments related to deferred tax benefits AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Properties refers to properties available for lease. G L O S S A R Y A N D N O N - G A A P DE F INIT IONS

RECONCILIATION **SCHEDULES**

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDARE

(In thousands)	Three Months Ended September 30,		Nine Months Ended September 30,	
Unaudited	2023	2022	2023	2022
Net Income	**$ 24,192**	**$ 24,552**	**$ 71,003**	**$ 75,008**
Adjustments:				
Interest expense	12,276	9,177	32,245	26,583
Income tax expense (benefit)	(89)	(23)	50	209
Depreciation and amortization	13,418	10,588	37,411	30,420
EBITDA[1]	**49,797**	**44,294**	**140,709**	**132,220**
Adjustments:				
Gain on dispositions and exchange of real estate	(318)	(1,828)	(2,053)	(7,584)
Provision for impairment of real estate	-	-	-	-
EBITDA*re*[1]	**49,479**	**42,466**	**138,656**	**124,636**
Adjustments:				
Real estate transaction costs	47	40	150	164
Gain or loss on extinguishment of debt	-	-	-	-
Adjusted EBITDA*re*[1]	**49,526**	**42,506**	**138,806**	**124,800**
Annualized Adjusted EBITDA*re*	**$ 198,105**	**$ 170,026**	**$ 185,075**	**$ 166,400**

RENTAL REVENUE AND PROPERTY EXPENSE DETAIL

Rental Revenue

	Three Months Ended September 30,		Nine Months Ended September 30,	
(In thousands)	2023	2022	2023	2022
Rental revenue	$ 54,882	$ 47,188	$ 155,149	$ 138,678
Tenant reimbursement revenue	2,361	1,531	7,118	4,848
Total Rental Revenue	**$ 57,243**	**$ 48,719**	**$ 162,267**	**$ 143,526**

Property Expenses

	Three Months Ended September 30,		Nine Months Ended September 30,	
(In thousands)	2023	2022	2023	2022
Tenant expense reimbursed	$ 2,361	$ 1,531	$ 7,118	$ 4,848
Other non-reimbursed property expenses[2]	555	468	1,624	987
Total Property Expenses	**$ 2,916**	**$ 1,999**	**$ 8,742**	**$ 5,835**

Q3 2023 19

Q 3 2 0 2 3 20 PAGE 6 FFO & AFFO RECONCILIATION 1. Amount represents non-cash deferred income tax (benefit) expense recognized at the Kerrow Restaurant Business 2. Assumes the issuance of common shares for OP units held by non- controlling interest PAGE 9 DEBT SUMMARY 1. Borrowings under the term loans accrue interest at a rate of daily SOFR plus 0.10% plus a 0.95%-1.00% credit spread. FCPT has entered into interest rate swaps that fix 81% of the term loans’ rate exposure through November 2023, 81% through November 2024, 70% through November 2025, and 70% through November 2026. The all-in cash interest rate on the portion of the term loan that is fixed and including the credit spread is approximately 3.0% for 2023, 3.0% for 2024, 2.7% for 2025, and 3.3% for 2026. A daily simple SOFR rate of 5.31% as of 9/30/2023 is used for the 19% of term loans that are not fixed through hedges 2. These notes are senior unsecured fixed rate obligations of the Company. Cash interest rate excludes amortization of swap gains and losses incurred in connection with the issuance of these notes. The annual amortization of net hedge gains is currently $182 thousand per year 3. As of 9/30/2023, FCPT had no mortgage debt and 100% of FCPT properties were unencumbered 4. Excludes amortization of deferred financing costs on the credit facility and unsecured notes PAGE 10 DEBT MATURITY SCHEDULE Figures as of 9/30/2023 1. The revolving credit facility expires on November 9, 2025 subject to FCPT’s availability to extend the term for one additional six-month period to May 9, 2026 PAGE 16 LEASE MATURITY SCHEDULE Note: Excludes renewal options. All data as of 9/30/2023 1. Annual cash base rent (ABR) as defined in glossary 2. Occupancy based on portfolio square footage PAGE 7 NET ASSET VALUE COMPONENTS 1. See glossary on page 18 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 95% of Darden annual cash base rent (ABR), 53% of other restaurant ABR and 4% of non- restaurant ABR or 65% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the year ending May 2023 and updated average trailing twelve months brand average margins and sales for the quarter ended August 2023 2. Lease term weighted by annual cash base rent (ABR) as defined in glossary 3. Current scheduled minimum contractual rent as of 9/30/2023 4. FCPT acquired 31 properties and leasehold interests in Q3 2023; FCPT had two dispositions in the quarter PAGE 14 BRAND DIVERSIFICATION 1. Represents current scheduled minimum Annual Cash Base Rent (ABR) as of 9/30/2023, as defined in glossary 2. Other Darden represents Bahama Breeze, Cheddar’s, Seasons 52, and Eddie V’s branded restaurants 3. Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies from Fitch, S&P or Moody's PAGE 13 PROPERTY LOCATIONS BY BRAND Figures as of 9/30/2023 1. FCPT owns 1,106 rental properties as of 9/30/2023 with 1,130 leases PAGE 15 GEOGRAPHIC DIVERSIFCATION 1. Annual cash base rent (ABR) as defined in glossary. Includes two leases in Alaska (not pictured) PAGE 19 RECONCILITATION SCHEDULES 1. See glossary on page 18 for non-GAAP definitions 2. Other non-reimbursed property expenses include non- reimbursed tenant expenses, vacant property expenses, abandoned deal costs, property legal costs, and franchise taxes PAGE 8 CAPITALIZATION & KEY CREDIT METRICS 1. Third quarter 2023 dividend was declared on 9/18/2023, payable on 10/13/2023 2. Principal debt amount less cash and cash equivalents 3. Current quarter annualized. See glossary on page 18 for definitions of EBITDAre and Adjusted EBITDAre and page 19 for reconciliation to net income F O O T N O T E S

Four Corners Property Trust N Y S E : F C P T THANK YOU Q3 2023 SUPPLEMENTAL F INANCIAL & OPERATING INFORMATION